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                                                                  Exhibit 99.269


              A COMPARISON OF THE SCHEDCO AND APX FOR MARKETING USE
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   Services, Systems and                        Perot Systems                       Other major service vendor
       Qualifications                                                              (Based on publicly available
                                                                                           information)
------------------------------------------------------------------------------------------------------------------------
Scheduling                    DA, HA, Ancillary Services, Supplemental Energy,   DA, HA, Ancillary Services,
                              ETC/FTR, Bilateral, Inter-SC Adjustment Bids       Supplemental Energy, Bilateral

Real-time dispatch and        Available upon request                             Not mentioned
tagging

HUB locations                 25 Zones                                           8 hubs

Settlements and Billing       All ISO charge types for over 70 in CA alone       Few participants

Metering                      Processed and Validate meter data from and         None
                              provide Settlement Quality Meter Data to ISO

Dispute Processing            Developed a fully functional dispute processing    Not mentioned
                              and tracking system.  The model is expandable to
                              provide predictive disputes

ISO System Interface          Automated data communication of                    Not mentioned
                              all ISO schedule and settlement
                              data.

Settlement and Billing data   Web based                                          Web based
access

ISO Public Market             Provided                                           Not mentioned
Information

Handling of ISO charges       No sharing between SCs                             Uplift spread over participants

Service Schedule              7 by 24                                            Capable of 7 by 24 operation

IT Team Experience            Provided IT support to CalPX that handled 80% of   Handling less than 5% of
                              California electric energy market.  Developed a    California market?
                              majority of improvement applications in PX
                              trading,  settlement, metering and finance
                              systems.  Made all PX system changes to
                              accommodate ISO market and system changes.
                              Conduced numerous Market Simulation including
                              ISO and IOUs to provide End to End integration
                              test before introducing change.  Provide
                              complete help desk and computer operation
                              services using Perot's pool of resources. Runs a
                              Program Office applying proven project
                              management technologies.  IT project success (on
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
                              schedule, under budget) rate close to 95%

Business Team Experience      Involved in the design, implementation and         Not mentioned
                              operation of ISO and PX from day one.
                              Intimately familiar with energy market and
                              utility financing and operation.  Team experts
                              published widely on major market issues.
                              Handled 80% of California energy
                              market.

Operation Team Experience     Handled 80% of California spot market and long    Not mentioned
                              term contract market (yearly, quarterly and
                              month). Conducted Web based real-time energy
                              auction for the Alberta Balancing
                              Power Pool

Company Financial Strength    See Annual Report.                                 See Annual Report

Interface with Participant    Web based, initially file based                    Web based, limited GUI
Systems

System Plat Forms             NT, MS SQL databases                               NT, MS SQL databases

Participant System            PC compatible workstations running Windows 85,     PC compatible workstations
Requirements                  98, 2000 and NT                                    running Windows 85, 98 and NT

Data transmission security    SSL, 128 bit encryption                            SSL, 128 bid encryption

Pricing                       Volumetric and subscription                        Volumetric

Clearing and Credit           Not offered in California so as to insulate        Offered to certain extent.  Can
Management                    participants from the current credit crisis        lead to similar failures as the
                                                                                 PX has experienced with large
                                                                                 participants default. Large
                                                                                 California utilities will have
                                                                                 difficulty to trade with credit
                                                                                 self-management participants
                                                                                 due to the utilities current
                                                                                 credit standings

Fee (based on 7.5 TWH per    5.8 c/MWh                                           6.25 c/MWh
months)
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